EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                              18 U.S.C. Section 1350,
                              AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MITY Enterprises, Inc. (the "Company") on Form 10-K for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul R. Killpack, Principal Financial Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 28, 2007                     /s/ Paul R. Killpack
                                        -------------------------------
                                        Paul R. Killpack
                                        Chief Financial Officer
                                        (Principal Executive, Financial abd
                                        Accounting Officer)